UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2025

Sono-Tek Corporation

(Exact name of registrant as specified in its charter)

Commission File Number: 001-40763

New York	14-1568099
(State of Incorporation)	(I.R.S. Employer ID No.)

2012 Route 9W, Milton, New York	12547
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (845) 795-2020

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	SOTK	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Item 1.02 Termination of a Material Definitive Agreement.

On November 5, 2025, Sono-Tek Corporation (the “Company”) agreed with R. Stephen Harshbarger, the Company’s Chief Executive Officer and President, Christoper L. Coccio, the Company’s Executive Chairman, and Stephen J. Bagley, the Company’s Chief Financial Officer, to terminate the respective Executive Agreements between the Company and such officers (the “Original Agreements”). The Original Agreements provided for the Company to make certain payments to such officers if their employment with the Company was terminated without “Cause” (as defined in the Original Agreements) by the Company or if a “Resignation for Good Reason” (as defined in the Original Agreements) occurred following a “Change of Control” (as defined in the Original Agreements) of the Company.

On November 5, 2025, the Company entered into new Executive Agreements (the “Executive Agreements”) with each of Messrs. Harshbarger, Coccio and Bagley in replacement of the Original Agreements. The Executive Agreements provide for the Company to make certain payments to such officers if their employment with the Company is terminated without “Cause” (as defined in the Executive Agreements) by the Company or if a “Resignation for Good Reason” (as defined in the Executive Agreements) occurs following a “Change of Control” (as defined in the Executive Agreements) of the Company. The Executive Agreements are substantially similar to the Original Agreements, however, the Executive Agreements contain an expanded definition of “Resignation for Good Reason” in addition to other modifications.

On November 5, 2025, the Company entered into an Executive Agreement with Christopher Cichetti, the Company’s Chief Operating Officer.

Item 9.01: Financial Statements and Exhibits.

(d) Exhibits

10.1	Executive Agreement by and between the Company and R. Stephen Harshbarger dated as of November 5, 2025.

10.2	Executive Agreement by and between the Company and Christopher L. Coccio dated as of November 5, 2025.

10.3	Executive Agreement by and between the Company and Stephen J. Bagley dated as of November 5, 2025.

10.4	Executive Agreement by and between the Company and Christopher Cichetti dated as of November 5, 2025.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONO-TEK CORPORATION

By: /s/ Stephen J. Bagley

Stephen J. Bagley

Chief Financial Officer

November 12, 2025